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                                 Exhibit 23

                     Consent of Independent Accountants














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                                                                 Exhibit 23


                    [KPMG Peat Marwick LLP Letterhead]



We consent to the use of our reports incorporated herein by reference.





/s/ KPMG Peat Marwick LLP

December 18, 1998
Philadelphia, Pennsylvania
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